Applied Finance Core Fund

Investor Class Ticker: AFALX

Institutional Class Ticker: AFAZX

Supplement dated June 29, 2022

to the Prospectus and Summary Prospectus

of the Applied Finance Core Fund

Each Dated August 31, 2021

Important Notice Regarding Change to the Investment Objective

Applied Finance Advisors, LLC (the “Adviser”) has recommended, and the Fund’s Board of Trustees (the “Board”) has approved, modifications to the investment objective of the Applied Finance Core Fund (the “Fund”) to align more with a name change to the Applied Finance Dividend Fund, which will be effective on August 29, 2022.

Effective August 31, 2022, all references to the Fund’s name in the Fund’s prospectus, summary prospectus and statement of additional information are hereby changed to the “Applied Finance Dividend Fund.”

The Fund is required to provide shareholders with 60 days’ written notice of this change.  As a result of the notice requirement, the changes noted below will take effect on August 31, 2022.

The Investment Objective listed on the first page of the Fund’s Summary in the current prospectus and summary prospectus will be deleted in its entirety and replaced with the following sentence:

The investment objective of the Applied Finance Dividend Fund (the “Dividend Fund”) is dividend income and long-term capital appreciation.

ALL PORTIONS OF THE PROSPECTUS NOT CHANGED BY THIS SUPPLEMENT OR OTHER SUPPLEMENTS SHALL REMAIN IN FULL FORCE AND EFFECT.

This Supplement and the existing Prospectus and Summary Prospectus provide relevant information for all shareholders and should be retained for future reference. The Prospectus and Summary Prospectus have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Applied Finance Funds toll-free at 1-800-673-0550.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.